SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Jun. 30, 2012
Accounting Policies [Abstract]
Property, Plant and Equipment [Table Text Block]

Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation expense is determined using the straight-line method over the estimated useful lives of the assets as follows:

Buildings 30 years
Machinery	5 - 10 years
Software	5 years
Vehicles	5 years
Electronic and other equipment	5 years

Schedule Of Finite Lived Intangible Assets Estimated Useful Lives [Table Text Block]

These amortization methods reflect the estimated pattern in which the economic benefits of the respective acquired intangible assets are to be consumed. The estimated useful lives for the acquired intangible assets are as follows:

Category	Estimated useful life

Customer relationship	5 years
Order backlog	2 years